Exhibit 23.1
                                                ------------







Exhibit 23 - Consent of Ernst & Young LLP

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-93172,
33-91364, 33-93162, 33-93174, 33-93170, and 33-
93168) of DIMON Incorporated of our report dated May
16, 1997, with respect to the consolidated financial statements of Intabex Holdings Worldwide SA for the years ended March 31, 1997, 1996 and 1995 in this Current Report on Form 8-K of DIMON Incorporated filed with the Securities and Exchange Commission.



/s/ ERNST & YOUNG LLP

Raleigh, North Carolina
June 16, 1997

                                        Exhibit 23.2
                                        ------------






Exhibit 23.2 - Consent of Price Waterhouse


We consent to the incorporation by reference in the Registration Statements Form S-8 (Nos. 33-93172, 33-
91364, 33-93162, 33-93174, 33-93170, and 33-93168)
of DIMON Incorporated of our report dated 7 May
1997, with respect to the financial statements of Intabex (Malawi) Limited (not included separately herein) in this Current Report on Form 8-K of DIMON
Incorporated.







/s/ Price Waterhouse



Certified Public Accountants

Lilongwe
Malawi

10 June 1997

                                                Exhibit 23.3
                                                      and
                                                Exhibit 23.4
                                                ------------




CONSENT OF PRICE WATERHOUSE






We consent to the incorporation by reference in the Registration Statements Form S-8 (Nos. 33-93172, 33-
91364, 33-93162, 33-93174, 33-93170, and 33-93168)
of DIMON Incorporated of our report dated 11 April, 1997, for the years ended March 31 1997, 1996 and 1995 with respect to the financial statements of International Tobacco (Malawi) Limited and
International Timbers Limited (not included separately herein) in this Current Report on Form 8-
K of DIMON Incorporated.






/s/ PRICE WATERHOUSE


Blantyre, Malawi

June 10, 1997














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

                                                Exhibit 23.5
                                                ------------


          NANAYAKKARA & CO.

               (CHARTERED ACCOUNTANTS)



Auditors Consent Information
----------------------------

We consent to the incorporation by reference in the Registration Statements Form S-8 (Nos. 33-93172, 33-
91364, 33-93162, 33-93174, 33-93170 and 33-93168) of
DIMON Incorporated of our Report dated June 10th
1997, for the years ended 31st March 1997, 1996 and 1995 with respect to the Financial Statements of Intabex (Lanka) Limited (not included separately herein) in this Current Report of Form 8-K of DIMON
Incorporated.





Colombo Sri Lanka          /s/  Nanayakkara & Co.
June 10, 1997.             Chartered Accountants.

                                                Exhibit 23.6
                                                ------------






Exhibit 23 - Consent of John A. Geddes,
---------------------------------------
                   Chartered Accountant
                   --------------------



I consent to the incorporation by reference in the Registration Statements Form S-8 (Nos. 33-93172, 33-
91364, 33-93162, 33-93174, 33-93170 and 33-93168) of
DIMON Incorporated of my report dated, April 10, 1997 with respect to the financial statements of lntabex
Trading Ltd (not included separately herein) in this Current Report on Form 8-K of DIMON Incorporated.


/s/  John A. Geddes
Chartered Accountant


Brussels, Belgium.
June 10, 1997

                                                        Exhibit 23.7
                                                        ------------
                  K P M G     Fernandez, Santos & Lopez

                              Certified Public Accountants





Auditors' consent


We consent to the incorporation by reference in the Registration Statements Form S-8 (nos. 33-93172, 33-
91364, 33-93162, 33-93174, 33-93170, and 33-93168)
of Dimon Incorporated of our reports dated December
31, 1996, 1995 and 1994, with respect to the financial statements of Mercantile-Filipinas Inc. in this Current Report on Form 8-K of Dimon
Incorporated.

Office:  Manila, Philippines   Firm:     /s/KPMG Fernandez, Santos & Lopez
Date:  June 10, 1997           Partner:  /s/ Wilfredo Z. Palad

                                                Exhibit 23.8
                                                ------------



                    K P M G     Fernandez, Santos & Lopez
                                Certified Public Accountants





Auditors' consent


We consent to the incorporation by reference in the Registration Statements Form S-8 (nos. 33-93172, 33-
91364, 33-93162, 33-93174, 33-93170, and 33-93168)
of Dimon Incorporated of our reports dated December
31, 1996, 1995 and 1994, with respect to the financial statements of Maersk-Filipinas Inc. in this Current Report on Form 8-K of Dimon
Incorporated.

Office:  Manila, Philippines   Firm:     /s/KPMG Fernandez, Santos & Lopez
Date:  June 10, 1997           Partner:  /s/ Wilfredo Z. Palad

                                                Exhibit 23.9
                                                ------------




             K P M G     Fernandez, Santos & Lopez
                         Certified Public
Accountants




Auditors' consent

We consent to the incorporation by reference in the Registration Statements Form S-8 (nos. 33-93172, 33-
91364, 33-93162, 33-93174, 33-93170, and 33-93168) of
Dimon Incorporated of our reports dated December 31, 1996, 1995 and 1994, with respect to the financial statements of Maersk-Filipinas Crewing, Inc. in this Current Report on Form 8-K of Dimon Incorporated.

Office:   Manila, Philippines    Firm: /s/KPMG Fernandez, Santos & Lopez
Date:   June 10, 1997            Partner:  /s/ Wilfredo Z. Palad

                                                Exhibit 23.10
                                                -------------


                  K P M G Fernandez, Santos & Lopez
                          Certified Public Accountants







Auditors' consent

We consent to the incorporation by reference in the Registration Statements Form S-8 (nos. 33-93172, 33-
91364, 33-93162 33-93174, 33-93170, and 33-93168) of
Dimon Incorporated of our reports dated December 31, 1996, 1995 and 1994, with respect to the financial statements of Mercantile Ocean Maritime Co.
(Filipinas) Inc. in this Current Report on Form 8-K of
Dimon Incorporated.

Office: Manila, Philippines   Firm: /s/KPMG Fernandez, Santos & Lopez
Date:   June 10, 1997         Partner :  /s/ Wilfredo Z. Palad

                                                Exhibit 23.11
                                                -------------

                        Peat Marwick





Exhibit 23 - Consent of KPMG Peat Marwick
-----------------------------------------

We consent to the incorporation by reference in the Registration Statements Form S-8 (Nos. 33-93172, 33-
91364, 33-93162, 33-93174, 33-93170 and 33-93168) of
DIMON Incorporated of our auditors' report dated March
14, 1997 for the years ended December 31,.1996, 1995,
1994 and 1993 with respect to the annual accounts of Fomento del Comercio del Cafe, S.A. (not included separately herein) in this Current Report on Form 8-K of DIMON Incorporated.




/s/  Peat Marwick y Cia

Madrid, Spain

June 10, 1997

                                                Exhibit 23.12
                                                -------------


     Price Waterhouse


          Report of Independent Accountants


June 10, 1997

Consent of Price Waterhouse

We consent to the incorporation by reference in the Registration Statements Form S-8 (Nos. 33-93172, 33-
91364, 33-93162, 33-93174, 33-93170 and 33-93168) of
Dimon Incorporated of our audit report dated May 8, 1997, which covers the three-year period ended March
31, 1997, 1996 and 1995, with respect to the financial statements of Domitab, S.A. (not included separately herein) in this current Report of Form 8-
K of Dimon Incorporated.


/s/ Price Waterhouse

                                                Exhibit 23.13
                                                ------------

SEGEC
Audit




CONSENT OF SEGEC AUDIT



We consent to the incorporation by reference in the Registration Statements Form S-8 (Nos. 33-93172, 33-913162, 33-93174, 33-93170 and 33-93168) of DIMON Incorporated of
our reports dated the April 3, 1995, February 15, 1996, February 24, 1997, for the years ended December 31, 1994, 1995 and 1996, with respect to the financial statements of SCBE (not included separately herein) in this Current Report Form 8-K of DIMON Incorporated.



                               /s/  SEGEC AUDIT



REICHSTETT, France
June 10, 1997